SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 30, 2009

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	0-12379 (Commission File Number)	31-1042001 (IRS Employer Identification No.)
4000 Smith Road Cincinnati, Ohio (Address of principal executive offices)		45209 (Zip Code)

Registrant’s telephone number, including area code:  (513) 979-5837

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	First Financial Bancorp.

Item 1.01. Entry into a Material Definitive Agreement

Loan Purchase

On June 30, 2009, First Financial Bank, N.A. (“First Financial”), a wholly owned subsidiary of First Financial Bancorp. (the “Company”), entered into a Loan Sale and Transfer of Servicing Agreement (“Loan Sale Agreement”) with Irwin Union Bank and Trust Company, Columbus, Indiana (“Irwin”) whereby First Financial purchased on June 30, 2009 approximately $150 million of performing commercial business loans. Loans purchased excluded residential development, land acquisition or development loans and none are 30 days or more delinquent, watch list, substandard, classified, or criticized.   The loans were purchased at par.  First Financial and Irwin each made customary representations, warranties, covenants and agreements in the Loan Sale Agreement.  The Loan Sale Agreement obligates Irwin to repurchase any loans that fail to conform to the representations and warranties made as to the loans in the Loan Sale Agreement.  The Loan Sale Agreement establishes a $5 million escrow account to fund the repurchase of non-compliant loans. Any funds remaining in the escrow account at the end of the 180-day repurchase period are to be released to Irwin.

In connection with the Loan Sale Agreement, First Financial and Irwin entered into an Interim Servicing Agreement whereby Irwin will service the purchased loans for three months, with First Financial having three, three-month options at its discretion to continue the servicing at Irwin.

Branch Purchase

On July 1, 2009, First Financial entered into a Purchase and Assumption Agreement (“Branch Agreement”) with Irwin, pursuant to which First Financial agreed to assume approximately $143 million of deposits, and acquire three bank branches located in Carmel, Greensburg and Shelbyville, Indiana, from Irwin.  In connection with the Branch Agreement, First Financial will purchase a minimum of $50 million of performing business and consumer loans.  The loans will be purchased, and the deposits will be assumed, at par.  The transaction, which is expected to close late in the third quarter of this year, has received approvals from the Boards of Directors of First Financial and Irwin. The Branch Agreement remains subject to regulatory approval and other customary closing conditions.

First Financial and Irwin made customary representations, warranties, covenants and agreements in the Branch Agreement.  First Financial and Irwin have also agreed to indemnify each other (subject to customary limitations) with respect to breaches of representations and warranties, breaches of covenants and agreements, assets not retained or purchased, liabilities not retained or assumed, and ownership or operation of the branches, assets or liabilities during certain time periods.

The Branch Agreement provides for a $3 million escrow account to be established at the closing of the transaction to secure the payment by Irwin of indemnification claims made by First Financial.

The Branch Agreement obligates Irwin to pay a termination fee of $5 million to First Financial under certain circumstances, including if the Branch Agreement is terminated by First Financial or the transaction does not take place for any reason other than due to a breach by First Financial of any of its representations, warranties, covenants or agreements contained in the Branch Agreement, which is not or cannot be cured within 30 days of notification.

Upon execution of the Branch Agreement, Irwin deposited $90 million into a deposit account at First Financial (“Special Deposit”).   The Branch Agreement provides that Irwin is to use the Special Deposit to fund the expected payment it will make to First Financial at the closing of the transaction. The Branch Agreement also provides that Irwin may only withdraw or encumber the Special Deposit upon (i) the payment by Irwin to First Financial of the termination fee provided for under the Branch Agreement, or (ii) the payment by Irwin to First Financial of any and all amounts due at the closing of the transaction. Other withdrawals from, or encumbrances of, the Special Deposit by Irwin will require the prior approval of First Financial. Any funds remaining in the Special Deposit following either the termination of the Branch Agreement or the consummation of the transaction will be returned to Irwin.

Item 8.01.  Other Events.

On July 1, 2009, the Company issued a press release regarding First Financial’s purchase of certain assets and an assumption of certain liabilities from Irwin.   The release was subsequently amended and re-issued on July 2, 2009 to correct and supplement a chart included in the release.  A copy of the July 2, 2009 press release is attached hereto as Exhibit 99.1.

In addition, the Company is supplying additional information regarding the composition of the loans being purchased and deposits being assumed attached hereto as Exhibit 99.2.

First Financial Bancorp does not intend for this Item 8.01 or Exhibits 99.1 and 99.2 to be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

Certain statements in this Form 8-K are forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act"). These statements are based on management's current expectations or predictions of future results or events. We make these forward-looking statements in reliance on the safe harbor provisions provided under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included in this report which relate to performance, development or activities that we expect or anticipate will or may happen in the future, are forward looking statements. The discussions regarding the timing of the closing of the branch sale transaction related to the transaction are forward-looking statements.

Forward-looking statements involve inherent risks and uncertainties and are based on numerous assumptions. They are not guarantees of future performance. A number of important factors could cause actual results to differ materially from those in the forward-looking statement including events and conditions related to the closing of the transaction described in this Report and in the Exhibits. Forward-looking statements contained herein are made only as of the date made, and we do not undertake any obligation to update them to reflect events or circumstances after the date of this report to reflect the occurrence of unanticipated events.

Because forward-looking statements involve risks and uncertainties, we caution that there are important factors, in addition to those listed above, that may cause actual results to differ materially from those contained in the forward-looking statements. These factors are included in our Form 10-Q for the period ended March 31, 2009, as filed with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable

(b)	Pro Forma Financial Information. Not Applicable

(c)	Shell Company Transactions: Not Applicable

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated July 2, 2009

99.2	Supplemental Material Regarding Loans and Deposits

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

By:	/s/ J. Franklin Hall
J. Franklin Hall
Executive Vice President and
Chief Financial Officer

Date:  July 6, 2009

Form 8-K	First Financial Bancorp.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 2, 2009

99.2	Supplemental Material Regarding Loans and Deposits